EXHIBIT 10.4

TERM LOAN NOTE

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW.  TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE TERM LOAN REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$16,547,206.13	Boston, Massachusetts May 23, 2012

FOR VALUE RECEIVED, the undersigned, Global Telecom & Technology, Inc., a Delaware corporation (“GTTI”), Global Telecom & Technology Americas, Inc., a Virginia corporation (“GTTA”), Packetexchange (USA), Inc., a Delaware corporation (“PEUSA”), Packetexchange, Inc., a Delaware corporation (“PEINC”), WBS Connect LLC,  a Colorado limited liability company (“WBS”), nLayer Communications, Inc., an Illinois corporation (“NLAYER”),  (GTTI, GTTA, PEUSA, PEINC, WBS and NLAYER are hereinafter referred to, individually, as a “Borrower” and collectively, jointly and severally, as the “Borrowers”), each hereby, jointly and severally, unconditionally promise to pay to SILICON VALLEY BANK (the “Lender”) or its registered assigns at the Funding Office specified in the Credit Agreement (as hereinafter defined) in Dollars and in immediately available funds, the principal amount of (a) SIXTEEN MILLION FIVE HUNDRED FORTY-SEVEN THOUSAND TWO HUNDRED SIX DOLLARS AND THIRTEEN CENTS ($16,547,206.13), or, if less, (b) the unpaid principal amount of the Term Loan made by the Lender pursuant to the Credit Agreement.  The principal amount shall be paid in the amounts and on the dates specified in Section 2.4 of the Credit Agreement.  Each Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

The holder of this Note is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term Loan and the date and amount of each payment or prepayment of principal with respect thereto.  Each such indorsement shall constitute prima facie evidence of the accuracy of the information indorsed.  The failure to make any such indorsement or any error in any such indorsement shall not affect the obligations of any Borrower in respect of the Term Loan.

This Note (a) is one of the Term Loan Notes referred to in the Credit Agreement, dated as of May 23, 2012, among the Borrowers, the Guarantors party thereto, the Lenders party thereto, and Silicon Valley Bank, as Administrative Agent, Issuing Lender and Swingline Lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement.  This Note is secured and guaranteed as provided in the Loan Documents.  Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence and during the continuance of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

GLOBAL TELECOM & TECHNOLOGY, INC., as a Borrower
By	/s/ Michael R. Bauer
Name:	Michael R. Bauer
Title:	VP and Controller

GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC., as a Borrower
By	/s/ Michael R. Bauer
Name:	Michael R. Bauer
Title:	VP and Controller

WBS CONNECT LLC, as a Borrower
By	/s/ Michael R. Bauer
Name:	Michael R. Bauer
Title:	VP and Controller

PACKETEXCHANGE, INC., as a Borrower
By	/s/ Michael R. Bauer
Name:	Michael R. Bauer
Title:	VP and Controller

PACKETEXCHANGE (USA), INC., as a Borrower
By	/s/ Michael R. Bauer
Name:	Michael R. Bauer
Title:	VP and Controller

NLAYER COMMUNICATIONS, INC., as a Borrower
By	/s/ Michael R. Bauer
Name:	Michael R. Bauer
Title:	VP and Controller

Signature Page to SVB Term Loan Note

Schedule A
to Term Loan Note

LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

Date	Amount of ABR Loans	Amount of Principal of ABR Loans Repaid	Unpaid Principal Balance of ABR Loans	Notation Made By